Other Non-Current Liabilities	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Other Non-Current Liabilities
15.
OTHER NON-CURRENT LIABILITIES

A summary of the Group’s other non-current liabilities as of December 31, 2024 and 2023 is outlined below:

	December 31,
	2024	2023
(in USD and thousands)
Travel protection payable	$21,561	$31,701
Forward foreign currency contracts	14,995	—
Deferred tax liabilities	4,697	4,082
Warrant liability	-	134,270
Other	4,091	5,310
Total	$45,344	$175,363

Travel protection payable relates to the non-current portion of amounts payable to the insurance company that underwrites certain parts of the Group’s travel protection.

The warrant liability related to the fair value of warrants for ordinary shares issued to VCAP. In November 2024, 100% of the warrants vested and were exercised. Upon the exercise, the warrant liability was no longer outstanding. See Note 19. The fair value of the warrant liability increased from December 31, 2023 through the exercise date primarily as a result of the increase in the Company’s ordinary share price. For the years ended December 31, 2024 and 2023, the Company recognized losses of $261.6 million and $107.7 million, respectively, on remeasurement of the warrant liability.